SUBSCRIPTION AGREEMENT
                             ----------------------


INTERNATIONAL FAST FOOD CORPORATION
1000 Lincoln Road
Miami Beach, FL 33139

Gentlemen:

        The undersigned is writing to advise you of the following terms and conditions under which the undersigned hereby offers to subscribe (the "Offer") for 2,200,000 Shares of the Common Stock of International Fast Food Corporation (the "Company"), par value $.01 per share (the "Common Stock") upon the terms set forth therein. The investment will be One hundred ten thousand ($110,000.00) Dollars. All funds received will be deposited directly in the treasury of the Company.

         1.    Subscription.
               -------------

               Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the undersigned hereby offers to purchase 2,200,000 shares of Common Stock for an aggregate purchase price of One hundred ten thousand ($110,000.00) Dollars.

               If the Offer is accepted, the shares shall be paid for by the delivery of One hundred ten thousand ($110,000.00) Dollars by cash, check or money order payable to the order of "INTERNATIONAL FAST FOOD CORPORATION," which is being delivered contemporaneously herewith.

         2.    Conditions to Offer.
               --------------------

               The offering is made subject to the following conditions: (i) that you shall have the right to accept or reject this Offer, in whole or in part, for any reason whatsoever; and (ii) that the undersigned agrees to comply with the terms of this Subscription Agreement and to execute and deliver any and all further documents necessary to become a stockholder in the Company.

               Acceptance   of  this  Offer   shall  be  deemed   given  by  the
countersigning of this Subscription Agreement on behalf of the Company.

         3.    Representations and Warranties of the Undersigned.
               --------------------------------------------------

               The undersigned, in order to induce the Company to accept this Offer, hereby warrants and represents as follows:

               (A) The undersigned has sufficient liquid assets to sustain a loss of the undersigned's entire investment.

               (B) The undersigned represents that they are Accredited Investors as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"). In general, an "Accredited Investor" is deemed to be an institution with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse.

               (C) The Company has not made any other representations or warranties to the undersigned with respect to the Company or rendered any investment advice.

               (D)  The   undersigned  has  such  knowledge  and  experience  in
        financial, investment and business matters that he is capable of evaluating the merits and risks of the prospective investment in the securities of the Company. The undersigned has consulted with such independent legal counsel or other advisers as he has deemed appropriate to assist the undersigned in evaluating his proposed investment in the Company.

               (E) The undersigned represents that they have adequate means of providing for his current financial needs and possible personal contingencies,  and has no  need  for  liquidity  of  investment  in the
        Company; (ii) can afford (a) to hold unregistered securities for an indefinite period of time and (b) sustain a complete loss of the entire amount of the subscription; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive.

               (F) The undersigned understands that the offer and sale of the Common Stock is being made without the use of an offering memorandum and the undersigned has been afforded the opportunity to ask questions of, and receive answers from the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and have availed themselves of such opportunity to the extent they consider appropriate in order to permit them to evaluate the merits and risks of an investment in the Company. It is understood that all documents, records and books pertaining to this investment have been made available for inspection, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.

               (G) The undersigned acknowledges that the shares of Common Stock have not been registered under the Act in reliance on an exemption for transactions by an issuer not involving a public offering and further understands that the undersigned is purchasing the Common Stock without being furnished any prospectus setting forth all of the information that may be required to be furnished under the Act.

               (H) The shares of Common Stock being subscribed for are being acquired solely for the account of the undersigned for personal investment and not with a view to, or for resale in connection with, any distribution.

               (I) The undersigned represents and agrees that the undersigned will not sell, transfer, pledge or otherwise dispose of or encumber the shares except pursuant to the applicable rules and regulations under the Act or applicable state securities laws, and prior to any such sale, transfer, pledge, disposition or encumbrance, the undersigned will, upon request, furnish the Company and its transfer agent with an opinion of counsel satisfactory to the Company in form and substance that registration under the Act and any applicable state securities laws is not required.

               (J) The undersigned hereby agrees that the Company may insert the following or similar legend on the face of the Common Stock to be issued, if required in compliance with the Act or state securities laws:

               "These securities have not been registered under the Securities Act of 1933, as amended ("Act"), or any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under the Act and any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the Company that an exemption from registration under the act and any applicable state securities laws is available."

                      The undersigned certifies that each of the foregoing representations and warranties set forth in subsections (A) through (J) inclusive of this Section 3 are true as of the date hereof and shall survive such date.

         4.    Specific State Legends.
               -----------------------

               FOR FLORIDA  RESIDENTS ONLY: EACH FLORIDA RESIDENT WHO SUBSCRIBES
               ---------------------------
FOR THE PURCHASE OF COMMON STOCK HEREIN HAS THE RIGHT, PURSUANT TO SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES ACT, TO WITHDRAW HIS SUBSCRIPTION FOR THE PURCHASE AND RECEIVE A FULL REFUND OF ALL MONIES PAID WITHIN THREE (3) BUSINESS DAYS AFTER THE EXECUTION OF THE SUBSCRIPTION AGREEMENT OR PAYMENT FOR THE PURCHASE HAS BEEN MADE, WHICHEVER IS LATER. WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS CONFIDENTIAL TERM SHEET INDICATING HIS INTENTION TO WITHDRAW.

        SUCH LETTER OR TELEGRAM SHOULD BE SET AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

         5.    Revocation.
               ----------

               The undersigned agrees that they shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder and that this Subscription Agreement shall survive the death or disability of the undersigned.

         6.    Termination of Subscription Agreement.
               --------------------------------------

               If the Company elects to cancel this Subscription Agreement, provided that it returns to the undersigned, without interest and without deduction, all sums paid by the undersigned, this Offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

         7.    Miscellaneous.
               --------------

               (A) All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at his address set forth below and to International Fast Food Corporation, 1000 Lincoln Road, Miami Beach, Florida 33139.

               (B) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

               (C) The provisions of this Subscription Agreement shall survive the execution thereof.

         8.    Certification.
               --------------

               The   undersigned   certifies   that  he  has  read  this  entire
Subscription Agreement and that every statement on his part made and set forth herein is true and complete.

        IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his signature has been subscribed and sworn to below.

                                                          INVESTOR:


/s/ Mitchell Rubinson                              /s/ Edda Rubinson
- ---------------------------                        -----------------------
MITCHELL  RUBINSON, Husband                        EDDA RUBINSON, Wife
Tenancy by the Entireties                          Tenancy by the Entireties





INTERNATIONAL FAST FOOD CORPORATION


By:
   --------------------------------
        Authorized Officer